Exhibit 99.1

FOR IMMEDIATE RELEASE

Nuclear Partnership Strengthens as Kent Cole Resigns from
Deep Isolation Board and NAC International Expands Collaboration

BERKELEY, CA, November 18, 2025 – Deep Isolation Nuclear, Inc. (“Deep Isolation” or the “Company”), a leading innovator in nuclear waste disposal technology, today announced that Kent Cole, CEO of NAC International, Inc (“NAC”), a subsidiary of Kanadevia Corporation (TYO: 7004), resigned effective today from the Deep Isolation Board of Directors after serving since 2020. NAC led Deep Isolation’s Series A financing round and continues to be a key strategic partner as both companies expand their collaboration into a full-scale end-to-end demonstration program.

Under Cole’s leadership, NAC International has collaborated with Deep Isolation on multiple technical and strategic initiatives. As NAC and Deep Isolation become more active in their collaboration on Deep Isolation’s multi-year end-to-end demonstration program, Cole will step away from his Board position to maintain clear governance and operational boundaries, consistent with best practices.

“Kent has brought tremendous value to Deep Isolation over the past five years,” said Rod Baltzer, CEO of Deep Isolation. “His leadership, nuclear expertise, and thoughtful guidance have been instrumental to our progress. As we move into our multi-year, full-scale demonstration program, we will deeply miss Kent’s perspective on the Board but we look forward to continuing to work closely with NAC in this next chapter.”

“It has been a privilege to serve on Deep Isolation’s Board and witness its emergence as a global leader in nuclear waste disposal,” said Kent Cole, CEO of NAC International. “Deep Isolation’s team combines scientific rigor with an entrepreneurial drive that is rare in this industry. I look forward to continuing our strong relationship through NAC’s ongoing collaboration and project involvement.”

Deep Isolation and NAC remain aligned in their shared mission to advance safe, practical, and globally deployable nuclear waste solutions.

About Deep Isolation

Deep Isolation is the first company to commercialize nuclear waste disposal in deep boreholes. It offers a uniquely tailored solution to help countries identify, plan for and complete the necessary steps to dispose of their nuclear waste inventories. With 87 patents issued to date, Deep Isolation’s technology leverages proven drilling practices to safely isolate waste deep underground in horizontal, vertical, or slanted borehole repositories. Deep Isolation’s Universal Canister System was developed through a three-year project funded by the U.S. Department of Energy’s Advanced Research Projects Agency—Energy and is engineered to support integrated management of spent fuel and high-level waste from advanced reactors across storage, transportation and eventual disposal.

About NAC International

NAC International Inc. (www.nacintl.com) is a diversified corporation specializing in developing and licensing technology and providing full scope services for used nuclear fuel and radioactive materials packaging, storage, transport, and management. Since 1968, NAC has been a leader in providing solutions and services to the nuclear industry throughout the world, working with both government and commercial organizations. NAC provides a broad range of fuel cycle-related consulting and information services to clients worldwide. NAC maintains its corporate headquarters in Peachtree Corners, GA. NAC is a wholly owned subsidiary of Kanadevia Corporation, a global leader in design and construction of environmental systems, industrial plants, industrial machinery, process equipment, infrastructure-related equipment, disaster prevention systems, and precision machinery.

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For more information, visit: deepisolation.com

Media Contact:

Sophie McCallum

media@deepisolation.com

Investor Contact:

Caldwell Bailey

InvestorRelations@deepisolation.com

Forward-Looking Statements

Statements contained in this news release that are not historical facts are “forward-looking information” or “forward-looking statements” (collectively, “forward-looking statements”) within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements include, but are not limited to, statements regarding our plans, objectives and expectations for our business, the future growth of our business and the nuclear energy and nuclear waste disposal industries as a whole, and future benefits expected to arise from our strategic partnerships. In certain cases, forward-looking statements can be identified by the use of words and phrases or variations of words and phrases or statements such as “may,” “should,” “expect,” “intend,” “plan,” “anticipate,” “believe,” “estimate,” “predict,” “will,” “could,” “project,” “target,” “potential,” “continue” and similar expressions. Forward-looking statements are based on management’s belief and assumptions, including current expectations and projections about future events and trends, and on information currently available to management.

Forward-looking statements in this or any other news release are subject to a number of risks, uncertainties, and assumptions that could cause actual results to be materially different from those expressed or implied by such forward-looking statements. Such risks, uncertainties, and assumptions are subject to a number of factors, including, among others: the failure of a market to develop for our deep borehole disposal solutions as quickly as we expect or at all; regulatory and legal developments, including issues relating to obtaining regulatory approvals or permissions on the timelines we expect or at all; our lack of profitability; our failure to enter into contracts with customers or, once we do enter into contracts, to continue such contractual relationships or to receive new contract awards; our dependency on governmental contracts and awards; our  failure to manage our growth effectively or to execute our business plan; a failure to sustain and expand relationships with governmental entities and strategic partners; failure in the assumptions or analyses we have used in supporting forecasts or plans; our inability to commercialize our products at scale; the development or deployment of other technologies or solutions supplanting or competing with our technologies; challenges to our intellectual property, failures to protect, maintain, enforce, and enhance our intellectual property, and claims by others of intellectual property infringement;  political and public perceptions of nuclear energy, including perceptions as to accidents or other high-profile events involving nuclear power facilities or radioactive materials; our liquidity and ability to raise capital; any inability to control operating and project costs and project delays or other project-related problems; security (including cybersecurity) breaches or disruptions; geopolitical, macroeconomic, domestic events or crises, including supply chain disruptions and other risks and uncertainties outside of our control; weather and effects of climate change; and litigation or legal proceeds that may be brought against us.

The foregoing is not an exhaustive list of all the factors that may cause any forward-looking statements to prove inaccurate or our actual results to differ materially from our expectations and forecasts. Moreover, we operate in a highly regulated environment. New risks emerge from time to time. It is not possible for our management to predict all risks, nor can we assess the impact of all factors on our business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements we may make. In light of these risks, uncertainties, and assumptions, the future events and trends discussed in this release may not occur and actual results could differ materially and adversely from those anticipated or implied in the forward-looking statements, and we cannot guarantee future results, performance, or achievements. Accordingly, readers should not place undue reliance on forward-looking statements. We undertake no obligation to update any forward-looking statements for any reason after the date of this release or to conform these statements to actual results or revised expectations, except as required by law.

Additional information concerning the factors above and other factors will be found in the Company’s public filings with the Securities and Exchange Commission (the “SEC”), including the sections titled “Forward-Looking Statements” and “Risk Factors” in the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2025 filed with the SEC on November 14, 2025 and in filings with the SEC that will be made. The Company’s SEC filings are available free of charge at www.sec.gov filed or upon written request to Deep Isolation Nuclear at InvestorRelations@deepisolation.com.